EXHIBIT 10.1

Execution Version

CEI FUNDING LLC,

OE FUNDING LLC

and

TE FUNDING LLC

as Bond Issuers

U.S. BANK NATIONAL ASSOCIATION,

as Certificate Trustee

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Delaware Trustee,

and

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013,

as Certificate Issuer

FEE AND INDEMNITY AGREEMENT

Dated as of June 20, 2013

FEE AND INDEMNITY AGREEMENT dated as of June 20, 2013 (as amended or amended and restated from time to time, the “Agreement”), among U.S. Bank Trust National Association, as Delaware Trustee (the “Delaware Trustee”) under the Amended and Restated Declaration of Trust (the “Declaration of Trust”), dated as of June 20, 2013, CEI Funding LLC, OE Funding LLC and TE Funding LLC, as Bond Issuers (the “Bond Issuers” and individually, a “Bond Issuer”) under the Bond Indentures (the “Bond Indentures”), of even date herewith, FirstEnergy Ohio PIRB Special Purpose Trust 2013, as Certificate Issuer (the “Certificate Issuer” or the “Trust”), and U.S. Bank National Association, as Certificate Trustee (the “Certificate Trustee”) under the Certificate Indenture (the “Certificate Indenture”) of even date herewith. All capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Certificate Indenture or Bond Indenture, as applicable.

Section 1. Payment of Fees and Expenses of Certificate Trustee; Authorized Agents.

(a) Subject to Section 4 hereof, each Bond Issuer hereby covenants and agrees to pay to the Certificate Trustee (or any successor trustee) from time to time its pro rata share of the reasonable compensation for its services under the Certificate Indenture and to reimburse it for its reasonable expenses (including, without limitation, reasonable legal fees and expenses and amounts owed to the Bond Trustee and/or the Delaware Trustee that have been or are to be paid by the Certificate Trustee pursuant to Section 6.17 of the Certificate Indenture) incurred in connection therewith, it being understood that the Certificate Trustee, subject to Section 5.02(c) of the Certificate Indenture, shall have no recourse against the Bonds (or the Collateral securing the Bonds) or the payments thereon and proceeds thereof for payment of such amounts. The foregoing shall not adversely affect the right of the Certificate Trustee to receive payment of such amounts from amounts on deposit in the Collection Account (as defined in the related Bond Indenture) in the priorities described in Section 8.02(e) of the related Bond Indenture. Each Bond Issuer’s obligation to make payments of such amounts to the Certificate Trustee shall be subject to the priorities and Cap set forth in Section 8.02(e) of the related Bond Indenture. For purposes of this Agreement, the term “pro rata share” shall mean amounts incurred directly on behalf of a Bond Issuer (e.g. expenses owed to the CEI Bond Trustee by the CEI Bond Issuer and paid by the Certificate Trustee, shall be an expense of that Bond Issuer), and amounts that are not directly allocable to a particular Bond Issuer (e.g. the reasonable compensation of the Certificate Trustee) shall be allocated to the Bond Issuers in proportion to the original principal amount of the Bonds of each Bond Issuer.

(b) Subject to Section 4 hereof, each Bond Issuer further covenants and agrees to pay, or cause to be paid, from time to time to each Authorized Agent its pro rata share of the reasonable compensation for its services and to reimburse it for its expenses incurred in connection with such service, it being understood that no Authorized Agent shall have any recourse against the Bonds (or the Collateral securing the Bonds) or the payments thereon and proceeds thereof, for payment of such amounts. The appointment of any Authorized Agent shall be subject to the approval of the Bond Issuers.

(c) In addition, subject to Section 4 hereto, each Bond Issuer covenants and agrees to reimburse the Certificate Trustee its pro rata share for any tax incurred other than through negligence, bad faith or willful misconduct on the part of the Certificate Trustee, arising out of or in connection with the acceptance or administration of the Trust Property under the Certificate Indenture (other than any tax attributable to the Certificate Trustee’s compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

(d) Notwithstanding anything herein to the contrary, if the Certificate Trustee shall have entered into a fee agreement in writing with the Certificate Issuer with respect to the Certificate Trustee’s compensation for services under the Certificate Indenture, the terms of such fee agreement shall control and the provisions of this Agreement shall not entitle the Certificate Trustee to greater compensation than that due and owing pursuant to such fee agreement.

Section 2. Payment of Fees and Expenses of Delaware Trustee.

(a) Subject to Section 4 hereof, each Bond Issuer covenants and agrees to pay to the Delaware Trustee (or any successor trustee) from time to time its pro rata share of the reasonable compensation for the

Delaware Trustee’s services under the Declaration of Trust and the Certificate Indenture and to reimburse the Delaware Trustee for its pro rata share of the reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred in connection therewith, it being understood that the Delaware Trustee, subject to Section 5.02(c) of the Certificate Indenture, shall have no recourse against the Bonds (or the Collateral securing the Bonds) or the payments thereon and proceeds thereof for payment of such amounts. Each Bond Issuer’s obligation to make payments of such amounts to the Delaware Trustee shall be subject to the priorities and Cap set forth in Section 8.02(e) of the related Bond Indenture.

(b) In addition, subject to Section 4 hereof, each Bond Issuer covenants and agrees to reimburse the Delaware Trustee for its pro rata share of any tax incurred other than through negligence, bad faith or willful misconduct on the part of the Delaware Trustee, arising out of or in connection with the acceptance or administration of the Trust Property under the Declaration of Trust (other than any tax attributable to the Delaware Trustee’s compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax.

(c) Notwithstanding anything herein to the contrary, if the Delaware Trustee shall have entered into a fee agreement in writing with the Certificate Issuer with respect to its compensation for services under the Declaration of Trust and the Certificate Indenture, the terms of such other fee agreement shall control and the provisions of this Agreement shall not entitle the Delaware Trustee to greater compensation than that due and owing pursuant to such fee agreement.

Section 3. Indemnity and Contribution.

(a) Each Bond Issuer hereby covenants and agrees to indemnify, defend and hold harmless the Delaware Trustee, the Certificate Trustee, the Trust and any of their respective affiliates, officers, directors, employees and agents (the “Indemnified Persons”) from and against the Bond Issuer’s pro rata share of any and all losses, claims, actions, suits, taxes, damages, expenses (including, without limitation, legal fees and expenses) and liabilities (including liabilities under state or federal securities laws) of any kind and nature whatsoever (collectively, “Expenses”), to the extent that such Expenses arise out of or are imposed upon or asserted against such Indemnified Persons with respect to the creation, operation or termination of the Certificate Issuer, the execution, delivery or performance of the Declaration of Trust or the Certificate Indenture, as the case may be, or the transactions contemplated thereby, the failure of a Bond Issuer or any other person (other than the person being indemnified) to perform its obligations hereunder or under any of the Basic Documents, or otherwise in connection with the Basic Documents or the transactions contemplated thereby; provided, however, that a Bond Issuer is not required to indemnify any Indemnified Person for any Expenses that result from the willful misconduct or negligence of such Indemnified Person and the Certificateholders may only exercise their rights and remedies hereunder through the Certificate Trustee and no Certificateholder shall have any right to pursue any cause of action to enforce its rights and remedies hereunder except through the Certificate Trustee. A Bond Issuer will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 3(a), (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. The indemnification obligations of the Bond Issuers under this Section 3(a) shall survive the termination of this Agreement and the resignation or removal of the Delaware Trustee or Certificate Trustee. The obligations of the Bond Issuers to indemnify the Indemnified Persons as provided herein shall survive the termination of the Declaration of Trust, the termination, satisfaction or discharge of the Certificate Indenture and the resignation or removal of the Delaware Trustee or the Certificate Trustee. The Indemnified Persons are entitled to the benefit of this Agreement and shall have the right to enforce the provisions hereof. Each Bond Issuer’s obligation to make payments of such Expenses shall be subject to the priorities and Cap set forth in Section 8.02(e) of the related Bond Indenture.

(b) If the indemnity provided in paragraph (a) of this Section 3 is unavailable to or insufficient to hold harmless an Indemnified Person for any reason, each Bond Issuer and such Indemnified Person agree to contribute to the aggregate Expenses to which a Bond Issuer and such Indemnified Person may be subject in proportion to the relative benefits received by the Bond Issuer and such Indemnified Person, respectively, from the offering of the Certificates and the Bonds of that Bond Issuer; provided, however, that if the allocation provided by the immediately preceding clause is unavailable for any reason, a Bond Issuer and the Indemnified Person shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of that Bond Issuer and such Indemnified Person, respectively, in connection with the actions or omissions giving rise to such Expenses as well as any other relevant equitable considerations; but in neither case shall any Indemnified Person be responsible for any amount in excess of the fees or other amounts received by such Indemnified Person in connection with the Basic Documents and the issuance of the Bonds and the Certificates. The Bond Issuers and the Indemnified Persons agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.

Section 4. Payment. All amounts owed by the Bond Issuers to the Certificate Trustee, the Delaware Trustee, the Trust or any Authorized Agent under the Declaration of Trust or the Certificate Indenture, as the case may be, shall be paid to the Certificate Trustee, the Delaware Trustee, the Trust or any Authorized Agent, as appropriate, pursuant to the Declaration of Trust or the Certificate Indenture, as the case may be, or, if a fee agreement or fee schedule has been provided to the Bond Issuers, payment shall be made in accordance with said agreement or schedule, or if not otherwise provided, such amount shall be paid directly to the Certificate Trustee, the Delaware Trustee, the Trust or any Authorized Agent, as appropriate, until the Bond Issuers are otherwise notified by the Certificate Trustee, the Delaware Trustee, the Trust or such Authorized Agent; provided, however, that notwithstanding anything to the contrary in this Agreement or in any fee agreement or fee schedule, (a) not later than 30 days following the selection of a successor Delaware Trustee pursuant to the provisions of Section 4.7 of the Declaration of Trust, the Bond Issuers shall pay to the appropriate parties all amounts described in this Section 4 which have accrued through the date of selection of such successor Delaware Trustee and (b) each Bond Issuer’s obligation to make payments shall be subject to the priorities and Cap set forth in Section 8.02(e) of the related Bond Indenture, and no Bond Issuer shall have any obligation to make any payment except to the extent consistent with Section 8.02 of the related Bond Indenture. Each Bond Issuer hereby irrevocably directs the related Bond Trustee to pay such amounts from monies on deposit in the Collection Accounts as provided pursuant to Section 8.02(e) of the related Bond Indenture.

Section 5. Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary, means of communication, and any such notice, direction, consent or waiver shall be effective when delivered,

If to the Certificate Issuer (or the Trust), to:

U.S. Bank Trust National Association, as Delaware Trustee

for the FirstEnergy Ohio PIRB Special Purpose Trust 2013

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-mail: melissa.rosal@usbank.com

if to the Delaware Trustee, to:

U.S. Bank Trust National Association, as Delaware Trustee

for the FirstEnergy Ohio PIRB Special Purpose Trust 2013

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-mail: melissa.rosal@usbank.com

if to the Certificate Trustee, to:

U.S. Bank National Association

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-mail: melissa.rosal@usbank.com

if to the CEI Bond Issuer, to:

CEI Funding LLC

c/o FirstEnergy Corp.

76 South Main Street

Akron, OH 44308

Attention: James W. Burk, Counsel of Record

Facsimile: (330) 384-3875

Telephone: (330) 384-5861

if to the OE Bond Issuer, to:

OE Funding LLC

c/o FirstEnergy Corp.

76 South Main Street

Akron, OH 44308

Attention: James W. Burk, Counsel of Record

Facsimile: (330) 384-3875

Telephone: (330) 384-5861

if to the TE Bond Issuer, to:

TE Funding LLC

c/o FirstEnergy Corp.

76 South Main Street

Akron, OH 44308

Attention: James W. Burk, Counsel of Record

Facsimile: (330) 384-3875

Telephone: (330) 384-5861

if to the Bond Trustee to:

U.S. Bank National Association

190 S. LaSalle Street, 7th Floor

Mail Code: MK-IL-SL7R

Chicago, IL 60603

Attention: First Energy Ohio PIRB Special Purpose Trust 2013

Facsimile: 312-332-7996

Telephone: 312-332-7496

E-mail: melissa.rosal@usbank.com

Section 6. Survival of Agreements. This Agreement shall terminate upon the termination of the Certificate Issuer and the payment and discharge of all Certificates; provided, however, that the agreements of the Bond Issuers set forth in Sections 3 and 7 hereof shall survive the termination of this Agreement or the resignation or removal of the Delaware Trustee, the Certificate Trustee or the Bond Trustees.

Section 7. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, but subject to the right of a court of competent jurisdiction to order the sequestration and payment of revenues arising with respect to the Phase-In-Recovery Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the transferor of the Phase-In-Recovery Property, or affiliate of such transferor, pursuant to Section 4928.2310 of the Statute, the Certificate Issuer, the Delaware Trustee and the Certificate Trustee, agree that they shall not, prior to the date which is one year and one day after the termination of the Bond Indentures with respect to the Bond Issuers, acquiesce, petition or otherwise invoke or cause the Bond Issuers to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against a Bond Issuer under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of a Bond Issuer or any substantial part of the property of a Bond Issuer, or ordering the winding up of the affairs of or the liquidation of a Bond Issuer, provided, however, nothing in this Section 7 shall preclude, or be deemed to stop, the Delaware Trustee or Certificate Trustee (i) from taking any action prior to the expiration of the aforementioned period in (A) any case or proceeding voluntarily filed or commenced by the Bond Issuers or (B) any involuntary insolvency proceeding filed or commenced by a Person other than such trustee, or (ii) from commencing against the Bond Issuers or any of their respective property any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.

Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10. Non-Consolidation. The parties hereby acknowledge and agree that the CEI Bond Issuer and The Cleveland Electric Illuminating Company, and the OE Bond Issuer and Ohio Edison Company and the TE Bond Issuer and The Toledo Edison Company, shall not be substantively consolidated, and that none of The Cleveland Electric Illuminating Company, Ohio Edison Company or The Toledo Edison Company shall have any liability or obligation of any kind with respect to this Agreement; provided, however, that this provision shall not be interpreted to relieve any of The Cleveland Electric Illuminating Company, Ohio Edison Company or the Toledo Edison Company of its obligations to indemnify its respective Bond Issuer pursuant to any other Basic Document, including without limitation with respect to amounts paid by a Bond Issuer to a person indemnified by it under this Agreement, to the extent the Bond Issuer would otherwise be entitled to indemnification with respect to such amounts under such other Basic Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Delaware Trustee, the Certificate Trustee and the Bond Issuers have caused this Agreement to be duly executed by duly authorized officers, all as of the date and year first above written.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Delaware Trustee

By:	/s/ Melissa Rosal
Name:	Melissa Rosal
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Certificate Trustee

By:	/s/ Melissa Rosal
Name:	Melissa Rosal
Title:	Vice President

CEI FUNDING LLC, as Bond Issuer

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

OE FUNDING LLC, as Bond Issuer

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

TE FUNDING LLC, as Bond Issuer

By:	/s/ Steven R. Staub
Name:	Steven R. Staub
Title:	Vice President and Treasurer

FIRSTENERGY OHIO PIRB SPECIAL PURPOSE TRUST 2013

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Delaware Trustee

By:	/s/ Melissa Rosal
Name:	Melissa Rosal
Title:	Vice President